FORM 8-K  1
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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)  October 9, 2001
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

          WYOMING                    0-29651                 06-15763-91
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation             File Number)          Identification No.)

70 ESSEX STREET, MYSTIC, CONNECTICUT                                     06355
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(Address of principal executive offices)                              (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                                                     FORM 8-K  2
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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On October 9, 2001 the Registrant announced that that its StreamHQ(TM) suite of rich media delivery services has satisfactorily completed operational beta testing and that the StreamHQ(TM) architecture is fully ready to support client services. In parallel with the StreamHQ(TM) launch, USVO is unveiling its new usvo.com and streamhq.net websites. A copy of the news release issued by the Registrant on October 9, 2001 is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  October  9,  2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 USA VIDEO INTERACTIVE CORP.


Date :   October 10, 2001                  By :    /s/  Anton  J.  Drescher
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                                                   ANTON J. DRESCHER,
                                                   CORPORATE SECRETARY


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